SECURED PROMISSORY NOTE

$3,600,000 **Date: November 18, 2008**

ENTERPRISES

FOR VALUE RECEIVED, GPS INDUSTRIES, INC., a Nevada corporation ("Borrower"), hereby promises to pay, to the order of GREEN TULIP, LTD., a B.V.I. company, in immediately available funds, on the third anniversary of the date hereof, or such earlier maturity date as provided for herein, the principal sum of THREE MILLION SIX HUNDRED THOUSAND U.S. DOLLARS ($3,600,000) or such lesser amount as made be loaned to Borrower from time to time pursuant to that certain Loan Agreement, dated of even date herewith, by and between Borrower and Lender, as amended from time to time (the "Loan Agreement") Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

Interest on the outstanding principal amount hereunder shall be computed on the basis of the actual number of days elapsed on the basis of a year of 360 days at the Loan Interest Rate.

All amounts evidenced by this Note shall, at the option of the Lender, become immediately due and payable upon the occurrence of any Event of Default specified in the Loan Agreement.

This Note is secured by the Security Agreement. Reference is hereby made to the Security Agreement and the other Loan Documents, which are incorporated herein by this reference as fully and with the same effect as if set forth herein at length.

Borrower shall be permitted to make prepayment of the indebtedness evidenced by this Note, in whole but not in part, in accordance with Section 2.4 of the Loan Agreement.

Borrower authorizes the Lender, without giving notice and without affecting the liability of Borrower: (i) to extend the time of payment of this Note in whole or in part; or (ii) to assign payment of this Note in whole or in part to any third party provided such third party is not a direct competitor of Lender at the time of such assignment.

Regardless of the adequacy of any collateral given in connection with the indebtedness evidenced hereby, Lender shall have the right upon an Event of Default which is continuing, to apply to the indebtedness evidenced hereby any monies, cash, cash equivalents, securities, instruments, or other assets of Borrower held by or in the control of Lender.

Borrower waives presentment, protest and notice of dishonor.

No delay on the part of the Lender in exercising any right under this Note, the Loan Documents or other undertaking securing or affecting this Note, shall operate as a waiver of such right or any other right under this Note, nor shall any omission in exercising any right on the part of the Lender under this Note operate as a waiver of any other right.

Borrower promises and agrees to pay all costs (including reasonable attorneys' and paralegals' fees and expenses) incurred or paid by the Lender in enforcing this Note.

If any provision of this Note is held to be unenforceable, such provision shall be deemed ineffective to the extent of such unenforceability, without invalidating the remaining provisions of this Note.

BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS NOTE OR UNDER ANY OF THE LOAN DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT WHICH MAY BE DELIVERED IN THE FUTURE IN CONNECTION WITH THE LOAN, OR (II) ARISING FROM THE TRANSACTIONS CONTEMPLATED BY THIS NOTE, THE LOAN DOCUMENTS AND ANY LENDING RELATIONSHIP BETWEEN BORROWER AND LENDER IN CONNECTION WITH THE LOAN, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

BORROWER IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN NEW YORK CITY, NEW YORK. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE VENUE OF ANY SUCH ACTION OR PROCEEDING.

Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be deemed to have been given if made in accordance with the terms of the Loan Agreement.

This Note shall be governed by and construed in accordance with the laws of the State of Nevada in all respects, including matters of construction, validity and performance.

GPS INDUSTRIES, INC.

By: [signature]
Its: CEO